                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY


     WHEREAS, VERIZON GLOBAL FUNDING CORP., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to its Zero-Coupon Convertible Notes due 2021, the shares of the Verizon Communications Inc.'s common stock into which such notes are convertible and the related support and share contribution obligations of Verizon Communications Inc.

     NOW, THEREFORE, the undersigned hereby appoints William F. Heitmann, Janet
M. Garrity and Robert S. Fitzmire and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.



                                /s/ David S. Kauffman
                                _____________________
                                David S. Kauffman

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                     /s/ James R. Barker
                                     ______________________________
                                     James R. Barker

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Edward H. Budd
                                        ______________________________
                                        Edward H. Budd

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Richard L. Carrion
                                        ______________________________
                                        Richard L. Carrion

                               POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                /s/ Robert F. Daniell
                                ______________________________
                                Robert F. Daniell

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Helene L. Kaplan
                                        ______________________________
                                        Helene L. Kaplan

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Charles R. Lee
                                        ______________________________
                                        Charles R. Lee

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Sandra O. Moose
                                        ______________________________
                                        Sandra O. Moose

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Joseph Neubauer
                                        ______________________________
                                        Joseph Neubauer

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                     /s/ Thomas H. O'Brien
                                     ______________________________
                                     Thomas H. O'Brien

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Russell E. Palmer
                                        ______________________________
                                        Russell E. Palmer

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Hugh B. Price
                                        ______________________________
                                        Hugh B. Price

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Ivan G. Seidenberg
                                        ______________________________
                                        Ivan G. Seidenberg

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Walter V. Shipley
                                        ______________________________
                                        Walter V. Shipley

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ John W. Snow
                                        ______________________________
                                        John W. Snow

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ John R. Stafford
                                        ______________________________
                                        John R. Stafford

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Robert D. Storey
                                        ______________________________
                                        Robert D. Storey

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Frederic V. Salerno
                                        ______________________________
                                        Frederic V. Salerno

                               POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to Verizon Global Funding Corp.'s Zero-Coupon Convertible Notes due 2021, the shares of the Company's common stock into which such notes are convertible and the related support and share contribution obligations of the Company.

     NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.


                                        /s/ Lawrence R. Whitman
                                        ______________________________
                                        Lawrence R. Whitman